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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-A

           FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                PURSUANT TO SECTION 12(b) OR (g) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                        ALLEGIANT BANCORP, INC.
                       ALLEGIANT CAPITAL TRUST I
       ----------------------------------------------------------
         (Exact name of registrant as specified in its charter)

             Missouri                        43-1519382
             Delaware                        43-6827510
    -------------------------          ---------------------
     (State of incorporation             (I.R.S. Employer
         or organization)               Identification No.)

 2122 Kratky Road, St. Louis, Missouri                   63114
----------------------------------------              ------------
(Address of principal executive offices)               (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. /X/

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. / /

Securities Act registration statement file number to which this form relates:

     Registration Nos. 333-82197 and 333-82197-01

Securities to be registered pursuant to Section 12(b) of the Act:

                Title of each class              Name of each exchange on which
                to be so registered              each class is to be registered
                -------------------              ------------------------------

     ___% Cumulative Trust Preferred                 American Stock Exchange
        Securities of Allegiant Capital Trust I

Securities to be registered pursuant to Section 12(g) of the Act:

                                  None
                            ----------------
                            (Title of class)


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Item 1. Description of Securities.
        -------------------------

        A description of the securities to be registered hereby shall be set forth in a prospectus (the "424(b) Prospectus") to be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, included as a part of that certain registration statement (the "Registration Statement") of Allegiant Bancorp, Inc. ("Allegiant Bancorp") and Allegiant Capital Trust I ("Allegiant Capital Trust") (Registration Nos. 333-82197 and 333-82197-01). The Registration Statement is hereby incorporated herein by reference thereto. The 424(b) Prospectus shall, upon filing, be deemed to be incorporated by reference herein.

Item 2. Exhibits.
        --------

        The following exhibits are incorporated by reference:


Exhibit No.                       Description
-----------                       -----------

   1 Certificate of Trust of Allegiant Capital Trust I, filed as Exhibit 4.5 to Amendment No. 1 to Allegiant Bancorp's and Allegiant Capital Trust's Registration Statement on Form S-2 (Reg. Nos. 333-82197 and 333-82197-01), is
             hereby incorporated by reference.

   2         Form of Amended and Restated Trust Agreement, filed as
             Exhibit 4.6 to Amendment No. 1 to Allegiant Bancorp's and Allegiant Capital Trust's Registration Statement on Form S-2 (Reg. Nos. 333-82197 and 333-82197-01), is hereby incorporated by reference.

   3         Form of Junior Subordinated Indenture, filed as Exhibit
             4.3 to Amendment No. 1 to Allegiant Bancorp's and
             Allegiant Capital Trust's Registration Statement on Form S-2 (Reg. Nos. 333-82197 and 333-82197-01), is hereby incorporated by reference.

   4         Form of Junior Subordinated Debenture, filed as Exhibit
             4.3 to Amendment No. 1 to Allegiant Bancorp's and
             Allegiant Capital Trust's Registration Statement on Form S-2 (Reg. Nos. 333-82197 and 333-82197-01), is hereby incorporated by reference.

   5 Form of Trust Preferred Security, filed as Exhibit 4.6 to Amendment No. 1 to Allegiant Bancorp's and Allegiant Capital Trust's Registration Statement on Form S-2 (Reg. Nos. 333-82197 and 333-82197-01), is hereby incorporated by reference.

   6 Form of Guarantee Agreement, filed as Exhibit 4.8 to Amendment No. 1 to Allegiant Bancorp's and Allegiant Capital Trust's Registration Statement on Form S-2 (Reg. Nos. 333-82197 and 333-82197-01), is hereby incorporated by reference.



                          *    *    *


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                               SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereto duly authorized.

                              ALLEGIANT BANCORP, INC.



Date:  July 16, 1999          By /s/ Shaun R. Hayes
                                ----------------------------------
                                 Shaun R. Hayes, President and
                                 Chief Executive Officer



                              ALLEGIANT CAPITAL TRUST I



Date:  July 16, 1999          By /s/ Shaun R. Hayes
                                ----------------------------------
                                 Shaun R. Hayes, Administrator




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                             EXHIBIT INDEX


Exhibit No.                 Description                            Page
-----------                 ------------                           ----

     1 Certificate of Trust of Allegiant Capital Trust I, filed as Exhibit 4.5 to Amendment No. 1 to Allegiant Bancorp's and Allegiant Capital Trust's Registration Statement on Form S-2 (Reg. Nos. 333-82197 and 333-82197-01), is hereby incorporated by reference.

     2 Form of Amended and Restated Trust Agreement, filed as Exhibit 4.6 to Amendment No. 1 to
             Allegiant Bancorp's and Allegiant Capital Trust's
             Registration Statement on Form S-2 (Reg. Nos.
             333-82197 and 333-82197-01), is hereby
             incorporated by reference.

     3       Form of Junior Subordinated Indenture, filed as
             Exhibit 4.3 to Amendment No. 1 to Allegiant
             Bancorp's and Allegiant Capital Trust's
             Registration Statement on Form S-2 (Reg. Nos.
             333-82197 and 333-82197-01), is hereby
             incorporated by reference.

     4       Form of Junior Subordinated Debenture, filed as
             Exhibit 4.3 to Amendment No. 1 to Allegiant
             Bancorp's and Allegiant Capital Trust's
             Registration Statement on Form S-2 (Reg. Nos.
             333-82197 and 333-82197-01), is hereby
             incorporated by reference.

     5       Form of Trust Preferred Security, filed as
             Exhibit 4.6 to Amendment No. 1 to Allegiant
             Bancorp's and Allegiant Capital Trust's
             Registration Statement on Form S-2 (Reg. Nos.
             333-82197 and 333-82197-01), is hereby
             incorporated by reference.

     6 Form of Guarantee Agreement, filed as Exhibit 4.8 to Amendment No. 1 to Allegiant Bancorp's and Allegiant Capital Trust's Registration Statement on Form S-2 (Reg. Nos. 333-82197 and 333-82197-01),
             is hereby incorporated by reference.



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